Net Income (Loss) Per Share (Tables)	12 Months Ended
Mar. 31, 2019
Net income (loss) per share:
Schedule of basic and diluted net income per share

	Year ended March 31,
	2017	2018	2019
	$	$	$
Net income (loss) attributable to Highway Holdings Limited's shareholders, basic and diluted	527	1,550	(630)

Shares:
Weighted average common shares used in computing basic net income per share	3,801,874	3,801,874	3,801,874

Net income (loss) per share, basic	0.14	0.41	(0.17)